                                                                Exhibit 10.30


-----------------------------------------------------------------------------







                                CREDIT AGREEMENT


                          Dated as of February 1, 1999

                                     among


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                          not individually, except as
                            expressly stated herein,
                        but solely as the Owner Trustee
                       under the SRI Realty Trust 1998-1,
                                as the Borrower,


                                      and


                           FIRST UNION NATIONAL BANK,
                                  as the Bank






-----------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                                               Page
SECTION 1.  DEFINITIONS...........................................................................................1
         1.1 Definitions..........................................................................................1
         1.2 Interpretation.......................................................................................1
SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS.......................................................................1
         2.1 Commitments..........................................................................................1
         2.2 Notes................................................................................................2
         2.3 Procedure for Borrowing..............................................................................2
         2.4 [Intentionally Left Blank]...........................................................................3
         2.5 Termination or Reduction of Commitments..............................................................3
         2.6 Prepayments and Payments.............................................................................4
         2.7 Conversion and Continuation Options..................................................................5
         2.8 Interest Rates and Payment Dates.....................................................................5
         2.9 Computation of Interest..............................................................................6
         2.10 [Intentionally Left Blank]..........................................................................7
         2.11 Notice of Amounts Payable; Mandatory Assignment.....................................................7
         2.12 Letter of Credit Subfacility........................................................................7
SECTION 3.  REPRESENTATIONS AND WARRANTIES.......................................................................13
SECTION 4.  CONDITIONS PRECEDENT.................................................................................14
         4.1 Conditions to Effectiveness.........................................................................14
         4.2 Conditions to Each Loan and Letter of Credit........................................................14
SECTION 5.  COVENANTS............................................................................................14
         5.1 Other Activities....................................................................................14
         5.2 Ownership of Properties, Indebtedness...............................................................14
         5.3 Disposition of Assets...............................................................................15
         5.4 Compliance with Operative Agreements................................................................15
         5.5 Further Assurances..................................................................................15
         5.6 Notices.............................................................................................15
         5.7 Discharge of Liens..................................................................................15
         5.8 Trust Agreement.....................................................................................16
SECTION 6.  EVENTS OF DEFAULT....................................................................................16
SECTION 7.  [INTENTIONALLY LEFT BLANK]...........................................................................18
SECTION 8.  MATTERS RELATING TO PAYMENT AND COLLATERAL...........................................................19
         8.1 Collection and Allocation of Payments and Other Amounts.............................................19
         8.2 Certain Remedial Matters............................................................................19
         8.3 Excepted Payments...................................................................................19



SECTION 9  MISCELLANEOUS.........................................................................................19
         9.1 Amendments and Waivers..............................................................................19
         9.2 Notices.............................................................................................19
         9.3 No Waiver; Cumulative Remedies......................................................................20
         9.4 Survival of Representations and Warranties..........................................................20
         9.5 Payment of Expenses and Taxes.......................................................................20
         9.6 Successors and Assigns; Participations and Assignments..............................................20
         9.7 [Intentionally Left Blank]..........................................................................20
         9.8 Assignments.........................................................................................20
         9.9 [Intentionally Left Blank]..........................................................................21
         9.10 Set-off............................................................................................21
         9.11 Counterparts.......................................................................................22
         9.12 Severability.......................................................................................22
         9.13 Integration........................................................................................22
         9.14 GOVERNING LAW......................................................................................22
         9.15 SUBMISSION TO JURISDICTION; VENUE; ARBITRATION.....................................................22
         9.16 Acknowledgments....................................................................................23
         9.17 WAIVERS OF JURY TRIAL..............................................................................23
         9.18 Nonrecourse........................................................................................23
         9.19 USURY SAVINGS PROVISION............................................................................24




EXHIBITS

EXHIBIT A-1  Form of Note
EXHIBIT B    Form of Assignment and Acceptance

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, dated as of February 1, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Agreement") is among FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the SRI Realty Trust 1998-1 (the "Owner Trustee" or the "Borrower") and FIRST UNION NATIONAL BANK, a national banking association, as lender ("Bank").

         The parties hereto hereby agree as follows:


                             SECTION 1. DEFINITIONS

         1.1      DEFINITIONS.

         For purposes of this Agreement, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of February 1, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Sterile Recoveries, Inc., as Lessee and as Construction Agent, the Borrower, and First Union National Bank, as Lender and Holder. Unless otherwise indicated, references in this Agreement to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Agreement.

         1.2      INTERPRETATION.

         The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Agreement.


                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

         2.1      COMMITMENTS.

         (a) Subject to the terms and conditions hereof, the Bank agrees to make Loans to the Borrower and to issue Letters of Credit in connection with Development Authority financings of Properties from time to time during the Commitment Period in an aggregate amount up to the Commitment for the purpose of enabling the Borrower to purchase the Properties (or to the extent applicable in connection with any Development Authority financings or otherwise, to lease the Properties) and to pay Property Acquisition Costs, Property Costs and Transaction Expenses. Any prepayments of the Loans, whether mandatory or at the Borrower's election, shall not be subject to reborrowing except as set forth in Section 5.2(d) of the Participation Agreement.

         (b) The Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans, or (iii) a combination thereof, as determined by the Borrower and notified to the Bank in accordance with Sections 2.3 and 2.7. The Letters of Credit shall satisfy the requirements of Section 2.12. In the event the Borrower fails to provide notice pursuant to Section 2.3, the Loan shall be an ABR Loan. Further, any Loans by the Bank on a given date in an aggregate amount less than $100,000 shall be ABR Loans, unless the remaining Available Commitment is less than $100,000, in which case, the Borrower may elect a Eurodollar Loan for such remaining amount.

         2.2      NOTES.

         The Loans and the LOC Reimbursement Amounts shall be evidenced by promissory notes of the Borrower, substantially in the form of EXHIBIT A (the "Notes"), with appropriate insertions as to payee and date. The Bank is hereby authorized to record the date, Type and amount of each Loan made each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and information regarding the LOC Reimbursement Amounts on the schedule annexed to and constituting a part of any Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided, that the failure to make any such recordation or any error in such recordation shall not affect the Borrower's obligations hereunder or under such Note. Each Note shall (i) be dated the Initial Closing Date, (ii) be stated to mature on the Maturity Date and (iii) provide for the payment of principal in accordance with Section 2.6(d) and the payment of interest in accordance with
Section 2.8.

         2.3      PROCEDURE FOR BORROWING.

         (a) The Borrower may borrow under the Commitments during the Commitment Period on any Business Day that an Advance may be requested pursuant to the terms of Section 5.2 of the Participation Agreement, provided, that the Borrower shall give the Bank irrevocable notice (which must be received by the Bank prior to 12:00 Noon, prevailing Eastern time, at least three (3) Business Days prior to the requested Borrowing Date specifying (i) the amount to be borrowed (which on any date shall not be in excess of the then Available Commitments), (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof, (iv) if the borrowing is to be a combination of Eurodollar Loans and ABR Loans, the respective amounts of each Type of Loan and (v) the Interest Period applicable to each Eurodollar Loan. Pursuant to the terms of the Participation Agreement, the Borrower shall be deemed to have delivered such notice upon the delivery of a notice by the Construction Agent or the Lessee containing such required information. Upon receipt of any such notice from the Borrower, the Bank shall make such borrowing available for the account of the Borrower at the office of the Bank specified in Section 9.2 prior to 12:00 Noon, prevailing Eastern time, on the Borrowing Date requested by the Borrower in funds immediately available. No amount of any Loan which is repaid or prepaid by the Borrower may be reborrowed hereunder, except as set forth in Section 5.2(d) of the Participation Agreement. The Borrower may request the issuance of one or more Letters of Credit in accordance with Section 2.12. For the period prior to the Completion Date for each Property (without regard to receipt of any such notice as referenced in the preceding provisions of this Section 2.3(a) but subject to the satisfaction or waiver of all other conditions precedent under Section 5.3 of the Participation Agreement), the Bank shall fund a Loan on each date that a draw is made with respect to any Letter of Credit on each date that a Tender Advance is to be made and on each date that a payment for the Bank is required on any Redemption Date in order to reimburse the Bank for such draw, Tender Advance, other such Advance and all other LOC Reimbursement Amounts payable pursuant to
Section 2.12 on any such date except for amounts due and owing pursuant to
Section 2.12(k); provided, notwithstanding the foregoing, no such Loan shall be made to the extent the Borrower has otherwise received Bond fund proceeds to reimburse the Bank (and has in fact reimbursed the Bank) for each such draw, Tender Advance, other such payments on any Redemption Date and all other LOC Reimbursement Amounts. To the extent such conditions precedent are not satisfied or waived (and the Borrower has not otherwise received Bond fund proceeds to reimburse the Bank (or has not otherwise reimbursed the Bank) for each such draw, Tender Advance, other such Advance or payment and all other LOC Reimbursement Amounts due and owing on such Redemption Date), then such draw, Tender Advance, other such Advance and such other LOC Reimbursement Amounts shall not be reimbursed with Loan proceeds and instead shall accrue interest as specified in Section 2.12 until the Completion Date for the applicable Property. Amounts owed pursuant to Section 2.12(k) shall be paid (at the election of the Borrower) by the Borrower (with funds provided by the Lessee as Supplemental Rent) or by the Lessee directly. For the period from and after the Completion Date for each Property, the Borrower shall reimburse the Bank (with funds provided by the Lessee as Supplemental Rent) for all LOC Reimbursement Amounts on each date that a draw is made with respect to any Letter of Credit.

         (b) Interest accruing on each Loan and on each LOC Reimbursement Amount during the Construction Period with respect to any Property shall, subject to the limitations set forth in Section 5.1(b) of the Participation Agreement and Section 2.12(a), be added to the principal amount of such Loan on the relevant Scheduled Interest Payment Date and added to such LOC Reimbursement Amount on the applicable draw date under the applicable Letter of Credit. On each such Scheduled Interest Payment Date or other such date, the Loan Property Cost and Construction Loan Property Cost shall be increased by the amount of interest added to the Loans.

         2.4      [INTENTIONALLY LEFT BLANK].

         2.5      TERMINATION OR REDUCTION OF COMMITMENTS.

         (a) The Borrower shall have the right, upon not less than three (3) Business Days' written notice to the Bank, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments, provided, that (i) after giving effect to such reduction, the aggregate outstanding principal amount of the Loans plus the aggregate LOC Obligations shall not exceed the aggregate Commitments and (ii) such notice shall be accompanied by a certificate of the Construction Agent stating that the amount equal to ninety-seven percent (97%) of aggregate Budgeted Total Property Costs as of the date of such reduction does not exceed the aggregate amount of Available Commitments as of such date after giving effect to such reduction. Any such reduction (A) shall be in an amount equal to the lesser of (1) $1,000,000 (or an even multiple thereof) or (2) the remaining Available Commitments and (B) shall reduce permanently the Commitments then in effect.

         (b) Except for the Commitment to issue Letters of Credit which shall continue until the date five (5) days prior to the Maturity Date (provided, however, in no event shall any Letter of Credit issued pursuant hereto have an expiry date (including without limitation pursuant to any extension thereof) after the Maturity date), the Commitments respecting any particular Property shall automatically be reduced to zero (0) upon the occurrence of the Rent Commencement Date respecting such Property. On any date on which the Commitments shall automatically be reduced to zero (0) pursuant to Section 6, the Borrower shall prepay all outstanding Loans, all outstanding amounts under the Letters of Credit and in each case together with accrued unpaid interest thereon and all other amounts owing thereunder.

         2.6      PREPAYMENTS AND PAYMENTS.

         (a) Subject to Sections 11.2(e), 11.3 and 11.4 of the Participation Agreement, the Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon at least three (3) Business Days' irrevocable notice to the Bank, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if a combination thereof, the amount allocable to each. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Amounts prepaid may not be reborrowed, and shall reduce the Commitments and the Available Commitments, except in each case as set forth in Section 5.2(d) of the Participation Agreement. The LOC Reimbursement Amounts shall be paid pursuant to Section 2.12.

         (b) If on any date the Lessor shall receive any payment in respect of
(i) any Casualty, Condemnation or Environmental Violation pursuant to Sections 15.1(a) or 15.1(g) or Article XVI of the Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease), or (ii) the Termination Value of any Property in connection with the delivery of a Termination Notice pursuant to Article XVI of the Lease, or (iii) the Termination Value of any Property in connection with the exercise of the Purchase Option under Article XX of the Lease or the exercise of the option of the Lessor to transfer the Properties to the Lessee pursuant to Section 20.3 of the Lease, or (iv) any payment required to be made or elected to be made by the Construction Agent to the Lessor pursuant to the terms of the Agency Agreement, then in each case, the Borrower shall pay such amounts to the Bank.

         (c) Each prepayment of the Loans pursuant to Section 2.6(a) shall be allocated to reduce the respective Loan Property Costs of all Properties pro rata according to the Loan Property Costs of such Properties immediately before giving effect to such prepayment. Each prepayment of the Loans pursuant to
Section 2.6(b) shall be allocated to reduce the Loan Property Cost of the Property or Properties subject to the respective Casualty, Condemnation, Environmental Violation, termination, purchase, transfer or other circumstance giving rise to such prepayment. Any amounts applied to reduce the Loan Property Cost of any Construction Period Property pursuant to this paragraph (c) shall also be applied to reduce the Construction

Loan Property Cost of such Property until such Construction Loan Property Cost has been reduced to zero (0).

         (d) The outstanding principal balance of the Loans, the LOC Reimbursement Amounts and all other amounts then due and owing under this Agreement or otherwise with respect to the Loans or Letters of Credit shall be due and payable in full on the Maturity Date.

         2.7      CONVERSION AND CONTINUATION OPTIONS.

         (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Bank at least three (3) Business Days' prior irrevocable notice of such election, provided, that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto, and provided, further, to the extent an Event of Default has occurred and is continuing on the last day of any such Interest Period, the applicable Eurodollar Loan shall automatically be converted to an ABR Loan. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Bank at least three (3) Business Days' prior irrevocable notice of such election. All or any part of outstanding Eurodollar Loans or ABR Loans may be converted as provided herein, provided, that (i) no ABR Loan may be converted into a Eurodollar Loan after the date that is thirty (30) days prior to the Maturity Date and (ii) such notice of conversion regarding any Eurodollar Loan shall contain an election by the Borrower of an Interest Period for such Eurodollar Loan to be created by such conversion and such Interest Period shall be in accordance with the terms of the definition of the term "Interest Period" including without limitation subparagraphs (A) through (D) thereof.

         (b) Subject to the restrictions set forth in Section 2.3 hereof, any Eurodollar Loan may be continued as such upon the expiration of the current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Bank, in accordance with the applicable notice provision for the conversion of ABR Loans to Eurodollar Loans set forth herein, of the length of the next Interest Period to be applicable to such Loans, provided, that no Eurodollar Loan may be continued as such after the date that is one (1) month prior to the Maturity Date, provided, further, no Eurodollar Loans may be continued as such if an Event of Default has occurred and is continuing as of the last day of the Interest Period for such Eurodollar Loan, and provided, further, that if the Borrower shall fail to give any required notice as described above or otherwise herein, or if such continuation is not permitted pursuant to the proceeding proviso, such Loan shall automatically be converted to an ABR Loan on the last day of such then expiring Interest Period.

         2.8      INTEREST RATES AND PAYMENT DATES.

         (a) The Loans outstanding hereunder from time to time shall bear interest at a rate per annum equal to either (i) with respect to a Eurodollar Loan, the Eurodollar Rate determined for the applicable Interest Period plus the Applicable Percentage or (ii) with respect to an ABR Loan, the ABR, as selected by the Borrower in accordance with the provisions hereof; provided, however, (A) the Loans of the Lender shall bear interest at the ABR applicable from time to time from and after the dates and during the periods specified in
Section 2.9(c), (B) the Loans
shall bear interest at the ABR applicable from time to time from and after the dates and during the periods specified in Section 11.3(f) of the Participation Agreement and (C) in such other circumstances as expressly provided herein, the Loans shall bear interest at the ABR. The LOC Reimbursement Amounts hereunder from time to time shall bear interest in accordance with the provisions of
Section 2.12.

         (b) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is the lesser of (x) the then current rate of interest respecting such payment plus two percent (2%) and (y) the highest interest rate permitted by applicable law, in each case from the date of such non-payment until such amount is paid in full (whether after or before judgment). All such amounts referenced in this
Section 2.8(b) shall be paid upon demand.

         (c) Interest on Loans shall be payable in arrears on the applicable Scheduled Interest Payment Date provided, that (i) interest accruing pursuant to paragraph (b) of this Section 2.8 shall be payable from time to time on demand and (ii) each prepayment of the Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

         2.9      COMPUTATION OF INTEREST.

         (a) Whenever it is calculated on the basis of the Prime Lending Rate, interest shall be calculated on the basis of a year of three hundred sixty-five
(365) days (or three hundred sixty-six (366) days, as the case may be) for the actual days elapsed; and, otherwise, interest shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed. All payments of interest, commission, reimbursement and other charges with regard to the Letters of Credit shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed. The Bank shall as soon as practicable notify the Borrower of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the day on which such change becomes effective. The Bank shall as soon as practicable notify the Borrower of the effective date and the amount of each such change in interest rate.

         (b) Each determination of an interest rate by the Bank pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower in the absence of manifest error.

         (c) If the Eurodollar Rate cannot be determined by the Bank in the manner specified in the definition of the term "Eurodollar Rate", the Bank shall give telecopy or telephonic notice thereof to the Borrower as soon as practicable thereafter. Until such time as the Eurodollar Rate can be determined by the Bank in the manner specified in the definition of such term, no further Eurodollar Loans shall be made or shall be continued as such at the end of the then current Interest Period nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

         2.10     [INTENTIONALLY LEFT BLANK]

         2.11     NOTICE OF AMOUNTS PAYABLE; MANDATORY ASSIGNMENT.

         (a) In the event that the Bank becomes aware that any amounts are or will be owed to it pursuant to Sections 11.2(e) or 11.3 of the Participation Agreement or that it is unable to make Eurodollar Loans, then it shall promptly notify the Borrower and the Lessee thereof and, as soon as possible thereafter, the Bank shall submit to the Borrower a certificate indicating the amount owing to it and the calculation thereof. The amounts set forth in such certificate shall be prima facie evidence of the obligations of the Borrower hereunder.

         (b) In the event that the Bank delivers to the Borrower a certificate in accordance with Section 2.11(a) in connection with amounts payable pursuant to Sections 11.2(e) or 11.3 of the Participation Agreement or the Bank is required to make Loans as ABR Loans in accordance with Section 11.3(d) of the Participation Agreement then, subject to Section 9.1 of the Participation Agreement, the Borrower may, at its own expense (provided, such amounts shall be reimbursed or paid entirely (as elected by the Borrower) by the Lessee, as Supplemental Rent) and in the discretion of the Borrower, (i) require the Bank to transfer or assign, in whole or (with the Bank's consent) in part, without recourse (in accordance with Section 9.8), all or (with the Bank's consent) part of its interests, rights (except for rights to be indemnified for actions taken while a party hereunder) and obligations under this Agreement to a replacement bank or institution if the Borrower (subject to Section 9.1 of the Participation Agreement), with the full cooperation of the Bank, can identify a Person who is ready, willing and able to be such replacement bank or institution with respect thereto and such replacement bank or institution shall assume such assigned obligations, or (ii) during such time as no Default or Event of Default has occurred and is continuing, terminate the Commitment and prepay all outstanding Loans and all LOC Reimbursement Amounts, provided, however, that (x) subject to Section 9.1 of the Participation Agreement, the Borrower or such replacement bank or institution, as the case may be, shall have paid to the Bank in immediately available funds the principal of and interest accrued to the date of such payment on the Loans and all LOC Reimbursement Amounts and all other amounts owed to it hereunder (and all Holder Advances and Holder Yield accrued and unpaid thereon), (y) any termination of Commitments shall be subject to the terms of Section 2.5(a) and
(z) such assignment or termination of the Commitment and prepayment of Loans and LOC Reimbursement Amounts does not conflict with any law, rule or regulation or order of any court or Governmental Authority.

         2.12     LETTER OF CREDIT SUBFACILITY.

         (a) Subject to the terms and conditions of the Operative Agreements and any other terms and conditions which the Bank may reasonably require and in reliance upon the representations and warranties set forth in the Operative Agreements, the Bank agrees to issue Letters of Credit in favor of Bond Trustees in connection with Development Authority financings of Properties in Dollars from time to time from the Initial Closing Date until the date five (5) days prior to the Maturity Date as the Borrower may request, in a form acceptable to the Bank; provided, however, that the sum of the aggregate outstanding principal amount of Loans plus LOC

Obligations shall not at any time exceed the Commitment. Notwithstanding anything to the contrary in any Operative Agreement, no Letter of Credit shall, as originally issued or as extended, have an expiry date extending beyond the Maturity Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry dates of each Letter of Credit shall be a Business Day. The repayment of LOC Reimbursement Amounts shall be subject to the provisions of Section 2.3(a), this Section 2.12 and the other applicable provisions of this Agreement.

         (b) The request for the issuance of a Letter of Credit shall be submitted by the Borrower to the Bank at least three (3) Business Days prior to the requested date of issuance.

         (c) Except as otherwise provided in Section 2.12(d), the Borrower shall pay to the Bank:

                  (i) on or before 3:00 P.M. (prevailing Eastern time), but after the honoring of a draw by the Bank, on the date that any amount is drawn under the applicable Letter of Credit, a sum together with interest on such sum equal to such amount so drawn under the applicable Letter of Credit, plus to the extent permitted by applicable law, any and all reasonable charges and expenses that the Bank may pay or incur relative to the applicable Letter of Credit which have not been previously paid by or on behalf of the Borrower; provided, the Borrower and the Bank acknowledge that such amounts due under this Section 2.12(c)(i) shall be due and payable and subject to interest thereon at a fluctuating interest rate per annum equal at all times to the ABR plus two percent (2%) even though no Event of Default has occurred;

                  (ii) on demand, interest on any and all amounts remaining unpaid by the Borrower when due hereunder from the date such amounts become due until payment thereof in full, at a fluctuating interest rate per annum equal at all times to the ABR plus two percent (2%);

                  (iii) on demand, any and all reasonable expenses incurred by the Bank in enforcing any rights under this Agreement and the other Operative Agreements which have not been previously paid by or on behalf of the Borrower; and

                  (iv) on demand all charges, commissions, costs and expenses set forth in Sections 2.12(a) through 2.12(l) or any other amounts owed pursuant to the Operative Agreements with regard to any Letter of Credit which have not been previously paid by or on behalf of the Borrower.

         (d) (i) If the Bank shall make any payment of that portion of the purchase price corresponding to principal and interest of the Bonds drawn under any applicable Letter of Credit pursuant to a Tender Draft and the conditions precedent set forth in the Section 2.12(d)(v) shall have been fulfilled, such payment shall constitute a tender advance made by the Bank to the Borrower on the date and in the amount of such payment (a "Tender Advance"); provided, that if the conditions of said Section 2.12(d)(v) have not been fulfilled, the amount so drawn pursuant to the Tender Draft shall be payable in accordance with the terms of Section 2.12(c). Notwithstanding any other provision of the Operative Agreements, the Borrower shall repay the unpaid amount of each Tender Advance, together with all unpaid interest thereon, on the earlier to occur of (X) such date as any Bonds purchased pursuant to a Tender Draft are resold as provided in
         Section 2.12(d)(iv), (Y) on the date one year and one day following the date of such Tender Advance, or (Z) the Maturity Date. The
         Borrower may prepay the outstanding amount of any Tender Advance in whole or in part, together with accrued interest to the date of such prepayment on the amount prepaid. The Borrower shall notify the Bank prior to 11:00 A.M. (prevailing Eastern time) on the date of such prepayment of the amount to be prepaid.

                  (ii) The Borrower shall pay interest on the unpaid amount of each Tender Advance from the date of such Tender Advance until such amount is paid in full, payable monthly, in arrears, on the first day of each month during the term of each Tender Advance and on the date such amount is paid in full, at a fluctuating interest rate per annum in effect from time to time equal to the rate applicable to the Bonds, provided that the unpaid amount of any Tender Advance which is not paid when due shall bear interest at the ABR plus two percent (2%), payable on demand and on the date such amount is paid in full.

                  (iii) Pursuant to the applicable Pledge Agreement, the Borrower has agreed that, in accordance with the terms of the applicable Indenture, Bonds purchased with proceeds of any Tender Draft shall be delivered by the applicable Tender Agent to the Bank or its designee (or otherwise in the manner provided in the applicable Pledge Agreement) to be held by the Bank or its designee in pledge as collateral securing the Borrower's payment obligations to the Bank pursuant to the Operative Agreements. Bonds so delivered to the Bank or its designee shall be registered in the name of the Bank, or its designee, as pledgee of the Borrower, as provided for in the applicable Pledge Agreement.

                  (iv) Prior to or simultaneously with the resale of such pledged bonds, the Borrower shall prepay the then outstanding Tender Advances (in the order in which they were made) by paying to the Bank an amount equal to the sum of (a) the amounts advanced by the Bank pursuant to the corresponding Tender Drafts relating to such Bonds, plus (b) the aggregate amount of accrued and unpaid interest on such Tender Advances. Such payment shall be applied by the Bank in reimbursement of such drawings (and as prepayment of Tender Advances resulting from such drawings in the manner described below), and, upon receipt by the Bank of a certificate completed and signed by the applicable Bond Trustee in substantially the form of the applicable annex to the Letter of Credit (if any), the Borrower irrevocably authorizes the Bank to rely on such certificate and to reinstate the Letter of Credit in accordance therewith. Funds held by the applicable Tender Agent as a result of sales of such pledged bonds by the applicable Remarketing Agent shall be paid to the Bank by the applicable Tender Agent to be applied to the amounts owing by the Borrower to the Bank pursuant to this Section 2.12(d)(iv). Upon payment to the Bank of the amount of such Tender Advance to be prepaid, together with accrued interest on such Tender Advance to the date of such prepayment on the amount to be prepaid, the principal amount outstanding of Tender Advances shall be reduced by the amount of such prepayment and interest shall cease to accrue on the amount prepaid.

                  (v) Each payment made by the Bank under any Letter of Credit pursuant to a Tender Draft shall constitute a Tender Advance hereunder only if on the date of such payment the following statements shall be true:

                           (A) The representations and warranties of the Borrower and the Lessee contained in the Operative Agreements are true and correct on and as of the date of such Tender Advance as though made on and as of such date; and

                           (B) No event has occurred or would result from such Tender Advance, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

Unless the Borrower or the Lessee shall have previously advised the Bank in writing or the Bank has actual knowledge that one or more of the above statements is no longer true, the Borrower and the Lessee shall be deemed to have represented and warranted, on the date of payment by the Bank under the applicable Letter of Credit pursuant to a Tender Draft, that on the date of such payment the above statements are true and correct.

         (e) Subject to the option of prepayment being available under the terms of the applicable Head Lease and the other applicable Bond Documents, the Borrower shall, in accordance with the provisions of the applicable Indenture, direct the applicable Bond Trustee on each appropriate date as specified in the applicable Indenture (each a "Redemption Date") to give notice that there will be an optional redemption of a specified principal amount of the applicable Bonds on such Redemption Date. The Borrower shall pay the remaining principal amount of the applicable Bonds on the maturity date of such Bonds. The Borrower will also provide the applicable Bond Trustee with the notice required pursuant to the provisions of the applicable Indenture on or before the appropriate date as specified in the applicable Indenture before each Redemption Date in connection with the optional redemption of the applicable Bonds on such Redemption Date.

         (f) (i) The Borrower shall pay, or cause to be paid, to the Bank a commission at the rate of three-quarters of one percent (0.75%) per annum on the undrawn amount available to be drawn under each Letter of Credit (computed on the date that such commission is payable) from and including the date of issuance of each Letter of Credit until the Maturity Date, payable annually in advance on the date of issuance of each Letter of Credit and on each anniversary of the issuance of each Letter of Credit, subject to adjustment upon demand by the Bank due to any event that may increase the cost to the Bank of issuing or maintaining each Letter of Credit, as applicable.

                 (ii) The Borrower shall pay, or cause to be paid, to the Bank, upon each drawing under any Letter of Credit in accordance with the terms thereof, a fee of $150 per drawing.

                 (iii) The Borrower shall pay, or cause to be paid, to the Bank, upon transfer of each Letter of Credit in accordance with the terms thereof, a transfer fee of $1,000.

         (g) Except as hereinafter provided, each Letter of Credit will expire on the expiry date stated therein. Subject to the provisions of the following sentence, each Letter of Credit shall automatically be extended for an additional one-year period from the then applicable expiry date, unless the Bank shall have notified the Borrower and the applicable Bond Trustee in writing at least ninety (90) days prior to the then applicable expiry date that the Bank will not extend such then applicable expiry date for an additional one-year period from the then applicable expiry date. In no event shall any Letter of Credit issued pursuant hereto have an expiry date (including without limitation pursuant to any extension thereof) after the Maturity Date.

         (h) The obligations of the Borrower under the Operative Agreements shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of the Operative Agreements, under all circumstances whatsoever, including, without limitation, the following circumstances:

                 (i) any lack of validity or enforceability of any Letter of Credit, any Bonds, any of the other Bond Documents, any of the Security Documents or any other Operative Agreement;

                 (ii) any amendment or waiver of or any consent to departure from the terms of any Letter of Credit, any Bonds, any of the other Bond Documents, any of the Security Documents or any other Operative Agreement;

                 (iii) the existence of any claim, set off, defense or other right which either the Borrower or any issuer of any Bond may have at any time against any Bond Trustee, any beneficiary or any transferee of any Letter of Credit (or any Person for whom any Bond Trustee, any such beneficiary or any such transferee may be acting), the Bank or any other Person, whether in connection with this Agreement, the Security Documents, the Letters of Credit, the Bond Documents, the other Operative Agreements, any Property or any unrelated transaction;

                 (iv) any statement, draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect, or any statement therein being untrue or inaccurate in any respect whatsoever; provided, that the payment is not the result of the gross negligence or willful misconduct of the Bank; and provided further, that the documents must substantially comply with the Letter of Credit terms;

                  (v) the surrender, exchange or impairment of any security for the performance or observance of any of the terms of this Agreement or any other Operative Agreement; or

                  (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of the Borrower, except subject to the qualification that obligations may be reinstated upon bankruptcy.

         (i) The renewal or extension of any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

         (j) The Bank may have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

         (k) (i) In addition to its other obligations under this Section 2.12, the Borrower hereby agrees to pay, and protect, indemnify and save the Bank harmless from and against, any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Bank may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Bank to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called "Government Acts").

                  (ii) As between the Borrower and the Bank, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Bank shall not be responsible:
         (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of the Bank, including without limitation any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Bank's rights or powers hereunder.

                  (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Bank, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put the Bank under any resulting liability to the Borrower. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Bank against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself), including without limitation any and all Government Acts. The Bank shall not, in any way, be liable for any failure by the Bank or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Bank.

                  (iv) Nothing in this Section 2.12(k) is intended to limit the reimbursement obligations of the Borrower contained in Sections 2.12(c) through 2.12(j). The obligations of the Borrower under this
         Section 2.12(k) shall survive the termination of this Agreement. No act or omission of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Bank to enforce any right, power or benefit under this Agreement.

                  (v) Notwithstanding anything to the contrary contained in this Section 2.12(k), the Borrower shall have no obligation to indemnify the Bank in respect of any liability incurred by the Bank in connection with the matters described in this Section 2.12(k) (A) arising solely out of the gross negligence or willful misconduct of the Bank, as determined by a court of competent jurisdiction, or (B) caused by the Bank's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree or (C) caused by the Bank's payment under a Letter of Credit without the beneficiary having presented a sight draft and certificate that at least substantially complies with the terms and conditions of the Letter of Credit.

         (l) Except as otherwise provided in the next sentence, in the event of any conflict between this Agreement and any LOC Document (including any letter of credit application), this Agreement shall control. Incorporation of the UCP or any similar body of interpretive rules regarding letters of credit shall be effectuated solely by express provision regarding such incorporation being set forth in the applicable Letter of Credit.


                   SECTION 3. REPRESENTATIONS AND WARRANTIES

         To induce the Bank to enter into this Agreement, to make the Loans and to issue the Letters of Credit, each of the Trust Company and the Owner Trustee hereby makes and affirms the representations and warranties set forth in
Section 6.1 of the Participation Agreement or in any of the other Operative Agreements to the same extent as if such representations and warranties were set forth in this Agreement in their entirety.

                        SECTION 4. CONDITIONS PRECEDENT

         4.1      CONDITIONS TO EFFECTIVENESS.

         The effectiveness of this Agreement is subject to the satisfaction of all conditions precedent set forth in Section 5.3 of the Participation Agreement required by said Section to be satisfied on or prior to the Initial Closing Date.

         4.2      CONDITIONS TO EACH LOAN AND LETTER OF CREDIT.

         The agreement of the Bank to make any Loan and to issue any Letter of Credit requested to be made by it on any date is subject to the satisfaction of all conditions precedent set forth in Sections 5.3 and 5.4 of the Participation Agreement (and regarding any Letter of Credit, as otherwise set forth in Section 2.12) required by said Sections to be satisfied on or prior to the date of the applicable Loan.

         Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Loan or such issuance of any Letter of Credit that the conditions contained in this Section
4.2 have been satisfied.


                              SECTION 5. COVENANTS

         So long as any Loan or any amount pursuant to any Letter of Credit or Note remains outstanding and unpaid or any other amount is owing to the Bank hereunder:

         5.1      OTHER ACTIVITIES.

         The Borrower shall not conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations other than the entry into, and exercise of rights and performance of obligations in respect of, the Operative Agreements and other activities incidental or related to the foregoing.

         5.2      OWNERSHIP OF PROPERTIES, INDEBTEDNESS.

         The Borrower shall not own, lease, manage or otherwise operate any properties or assets other than in connection with the activities described in
Section 5.1, or incur, create, assume or suffer to exist any Indebtedness or other consensual liabilities or financial obligations other than as may be incurred, created or assumed or as may exist in connection with the activities described in Section 5.1 (including without limitation the Loans, LOC Reimbursement Amounts and other obligations incurred by the Borrower hereunder).

         5.3      DISPOSITION OF ASSETS.

         The Borrower shall not convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly contemplated by the Operative Agreements.

         5.4      COMPLIANCE WITH OPERATIVE AGREEMENTS.

         The Borrower shall at all times (a) observe and perform all of the covenants, conditions and obligations required to be performed by it (whether in its capacity as the Lessor, the Owner Trustee or otherwise) under each Operative Agreement to which it is a party and (b) observe and perform, or cause to be observed and performed, all of the covenants, conditions and obligations of the lessee under the Head Lease and of the Lessor under the Lease, even in the event that the Head Lease or the Lease, as the case may be, is terminated at stated expiration, following an event of default under the Head Lease, a Lease Event of Default or otherwise.

         5.5      FURTHER ASSURANCES.

         At any time and from time to time, upon the written request of the Bank, and at the expense of the Borrower (provided, such amounts shall be reimbursed or paid entirely (as elected by the Borrower) by the Lessee, as Supplemental Rent), the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Bank may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the other Operative Agreements and of the rights and powers herein or therein granted.

         5.6      NOTICES.

         If on any date, a Responsible Officer of the Borrower shall obtain actual knowledge of the occurrence of a Default or Event of Default that has not been cured within the applicable cure period, the Borrower will give written notice thereof to the Bank within five (5) Business Days after such date.

         5.7      DISCHARGE OF LIENS.

         Neither the Borrower nor the Trust Company will create or permit to exist at any time, and will, at its own expense, promptly take such action as may be necessary duly to discharge, or cause to be discharged, all Lessor Liens attributable to it, provided, that the Borrower and the Trust Company shall not be required to discharge any Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of any of the Liens contemplated by the Security Documents or of the sale, forfeiture or loss of, and shall not materially interfere with the disposition of, any Property or title thereto or any interest therein or the payment of Rent.

         5.8      TRUST AGREEMENT.

         Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign, the Owner Trustee (a) agrees not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (b) agrees not to amend, supplement, terminate, revoke or otherwise modify any provision of the Trust Agreement in any manner which could reasonably be expected to have an adverse effect on the rights or interests of the Bank hereunder or under the other Operative Agreements and (c) agrees to comply with all of the terms of the Trust Agreement.


                          SECTION 6. EVENTS OF DEFAULT

         Upon the occurrence of any of the following specified events (each an "Event of Default"):

         (a) Except as provided in Sections 6(c), the Borrower shall default in the payment when due of any principal on the Loans or default in the payment when due of any interest on the Loans, and in either such case, such default shall continue for three (3) or more days; or

         (b) Except as provided in Sections 6(a) and 6(c), the Borrower shall default, and such default shall continue for three (3) or more days, in the payment of any amount owing under any Credit Document; or

         (c) (i) The Borrower shall default in the payment of any amount due on the Maturity Date owing under any Credit Document or (ii) the Borrower shall default in the payment when due of any principal or interest on the Loans payable with regard to any obligation of Lessee to pay Termination Value when due or to pay Basic Rent or Supplemental Rent at such time as any Termination Value is due; or

         (d) The Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in any Credit Document to which it is a party (other than those referred to in paragraphs (a), (b) and (c) above) or in any Bond Document or LOC Document to which it is a party (after the expiration of applicable grace or cure periods in any such Bond Document or LOC Document), provided, that in the case of any such default under Sections 5.4, 5.5 or 5.8(c), such default shall have continued unremedied for a period of at least fifteen (15) days after notice to the Borrower by the Bank, provided, further, if any such default under Sections 5.4, 5.5 or 5.8(c) is not capable of remedy within such fifteen (15) day period but may be remedied with further diligence and if the Borrower has and continues to pursue diligently such remedy, then the Borrower shall be granted additional time to pursue such remedy but in no event more than an additional thirty (30) days.

         (e) Any representation, warranty or statement made or deemed made by the Borrower herein or in any other Credit Document, Bond Document or LOC Document or by the Borrower or the Lessee in any Operative Agreement, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of which made or deemed made; or

         (f) (i) Any Lease Event of Default or any event of default under any Head Lease shall have occurred and be continuing or (ii) the Owner Trustee shall default in the due performance or observance by it of any term, covenant or agreement contained in the Participation Agreement or in the Trust Agreement to or for the benefit of the Bank, provided, that in the case of this clause
(ii) such default shall have continued unremedied for a period of at least fifteen (15) days after notice to the Owner Trustee and Lessee by the Bank, provided, further, that in the case of this clause (ii), such default is not capable of remedy within such fifteen (15) day period but may be remedied with further diligence and if the Borrower has and continues to pursue diligently such remedy, then the Borrower shall be granted additional time to pursue such remedy but in no event more than an additional thirty (30) days; or

         (g) The Borrower shall commence a voluntary case concerning itself under the Bankruptcy Code or an involuntary case is commenced against the Borrower and the petition is not contravened within ten (10) days after commencement of the case or an involuntary case is commenced against the Borrower and the petition is not dismissed within sixty (60) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower; or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower, or there is commenced against the Borrower any such proceeding which remains undismissed for a period of sixty (60) days; or the Borrower is adjudicated insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; or the Borrower suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of sixty (60) days; or the Borrower makes a general assignment for the benefit of creditors; or any corporate or partnership action is taken by the Borrower for the purpose of effecting any of the foregoing; or

         (h) Any Security Document shall cease to be in full force and effect, or shall cease to give the Bank the Liens, rights, powers and privileges purported to be created thereby (including without limitation a first priority perfected security interest in, and Lien on, all of the Properties), superior to and prior to the rights of all third Persons and subject to no other Liens (except in each case to the extent expressly permitted herein or in any Operative Agreement) other than any Ground Lease or any Head Lease; or

         (i) The Lease shall cease to be enforceable against the Lessee or any Head Lease shall cease to be enforceable against the applicable Development Authority; or

         (j) One (1) or more judgments or decrees shall be entered against the Borrower involving a liability of $100,000 or more in the aggregate for all such judgments and decrees for the Borrower and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within sixty (60) days from the entry thereof, then, and in any such event, (A) if such event is an Event of Default specified in paragraph (g) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder and all LOC Reimbursement Amounts (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) the Bank may, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) the Bank may by notice to the Borrower, declare the Loans hereunder and all LOC Reimbursement Amounts (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable (any of the foregoing occurrences or actions referred to in clause (A) or (B) above, an "Acceleration"). Except as expressly provided above in this Section 6, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

         Upon the occurrence of any Event of Default and at any time thereafter so long as any Event of Default shall be continuing, the Bank may exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and (subject to the terms thereof) under the other Credit Documents, the Lease and the other Operative Agreements and shall have any and all rights and remedies available under the Uniform Commercial Code or any provision of law.

         Upon the occurrence of any Event of Default and at any time thereafter so long as any Event of Default shall be continuing, the Bank may proceed to protect and enforce this Agreement, the Notes, the other Credit Documents, the Head Lease and the Lease by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Property (or the leasehold interest of the Borrower therein, as the case may be) or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under applicable laws.

         The Borrower shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including without limitation all reasonable legal fees and other reasonable costs and expenses incurred by the Bank by reason of the occurrence of any Event of Default or the exercise of remedies with respect thereto.


                     SECTION 7. [INTENTIONALLY LEFT BLANK]

         SECTION 8. MATTERS RELATING TO PAYMENT AND COLLATERAL

         8.1      COLLECTION AND ALLOCATION OF PAYMENTS AND OTHER AMOUNTS.

         The Lessee, the Construction Agent, the Bank and the Borrower have agreed pursuant to the terms of Section 8.7 of the Participation Agreement to a procedure for the allocation of certain payments, including without limitation the proceeds of Collateral.

         8.2      CERTAIN REMEDIAL MATTERS.

         Notwithstanding any other provision of this Agreement or any other Credit Document:

         (a) the Borrower shall at all times retain to the exclusion of all other parties, all rights to Excepted Payments payable to it and to demand, collect or commence an action at law to obtain such payments and to enforce any judgment with respect thereto; and

         (b)      the Borrower and the Bank shall at all times retain the right
(i) to retain all rights with respect to insurance that Article XIV of the Lease specifically confers upon the "Lessor", (ii) to provide such insurance as the Lessee shall have failed to maintain or as the Borrower or the Bank may desire, and (iii) to enforce compliance by the Lessee with the provisions of Articles VIII, IX, X, XI, XIV and XVII of the Lease.

         8.3      EXCEPTED PAYMENTS.

         Notwithstanding any other provision of this Agreement or the Security Documents, any Excepted Payment received at any time by the Bank shall be distributed promptly to the Person entitled to receive such Excepted Payment.


                            SECTION 9 MISCELLANEOUS

         9.1      AMENDMENTS AND WAIVERS.

         None of the terms or provisions of this Agreement may be terminated, amended, supplemented, waived or modified except in accordance with the terms of Section 12.4 of the Participation Agreement.

         9.2      NOTICES.

         All notices required or permitted to be given under this Agreement shall be given in accordance with Section 12.2 of the Participation Agreement.

         9.3      NO WAIVER; CUMULATIVE REMEDIES.

         No failure to exercise and no delay in exercising, on the part of the Bank, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         9.4      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations and warranties made by the Borrower under the Operative Agreements shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans hereunder.

         9.5      PAYMENT OF EXPENSES AND TAXES.

         The Borrower agrees to (with funds provided by the Lessee as Supplemental Rent): (a) pay all reasonable out-of-pocket costs and expenses of the Bank (i) whether or not the transactions herein contemplated are consummated, in connection with the negotiation, preparation, execution, administration and delivery of the Operative Agreements and the documents and instruments referred to therein (including without limitation the reasonable fees and disbursements of Moore & Van Allen, PLLC) and any amendment, waiver or consent relating thereto (including without limitation the reasonable fees and disbursements of counsel to the Agent) and (ii) in connection with the enforcement of the Operative Agreements and the documents and instruments referred to therein (including without limitation the reasonable fees and disbursements of counsel for the Bank) and (b) pay and hold the Bank harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

         9.6      SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS.

         This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank.

         9.7      [INTENTIONALLY LEFT BLANK]

         9.8      ASSIGNMENTS.

         (a) Subject to and in accordance with Section 10.1 of the Participation Agreement, the Bank may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign with the consent, subject to Section 9.1 of the

Participation Agreement, of the Borrower (which shall not be unreasonably withheld or delayed and which consent of the Borrower shall not be required during the continuation of any Event of Default), to any bank, financial institution or other entity that is either organized under the laws of the United States or any state thereof or is a foreign bank that operates a branch office in the United States (each, a "Purchasing Lender") all or any part of its rights and obligations under this Agreement and the other Operative Agreements pursuant to an Assignment and Acceptance, substantially in the form of EXHIBIT B. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance,
(x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of the Bank hereunder with a Commitment as set forth therein, and (y) the Bank shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and the Bank shall cease to be a party hereto). Notwithstanding anything to the contrary in this Agreement, the consent of the Borrower shall not be required, and, unless requested by the relevant Purchasing Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs at any time when any of the events described in Section 6(g) shall have occurred and be continuing.

         (b) Upon its receipt of an Assignment and Acceptance executed by the Bank and a Purchasing Lender the Borrower shall execute and deliver to Purchasing Lender new Notes (in exchange for the Notes of the Bank), each in an amount equal to the Commitment assumed or Loans or obligations pursuant to each outstanding Letter of Credit purchased by the relevant Purchasing Lender pursuant to such Assignment and Acceptance. Such new Notes shall be dated the effective date of the applicable Assignment and Acceptance and shall otherwise be in the form of the Notes replaced thereby.

         (c) [Intentionally Left Blank]

         (d) The Bank may, from time to time and without the consent of the Borrower or any other Person, pledge or assign for security purposes any portion of its Loans, any LOC Reimbursement Amounts or any other interests in this Agreement and the other Credit Documents to any Federal Reserve Bank.

         9.9      [INTENTIONALLY LEFT BLANK]

         9.10     SET-OFF.

         (a)      [Intentionally Left Blank].

         (b) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, the Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Bank (including without limitation by branches and agencies of the Bank wherever located) to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to the Bank under this Agreement or under any of the other Operative Agreements, and all other claims of any nature or description arising out of or connected with this Agreement or any other Operative Agreement, irrespective or whether or not the Bank shall have made any demand and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         9.11     COUNTERPARTS.

         This Agreement may be executed by one (1) or more of the parties to this Agreement on any number of separate counterparts (including without limitation by telecopy), and all of said counterparts taken together shall be deemed to constitute one (1) and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Bank.

         9.12     SEVERABILITY.

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         9.13     INTEGRATION.

         This Agreement and the other Credit Documents represent the agreement of the Borrower and the Bank with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Bank relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

         9.14     GOVERNING LAW.


         THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA.

         9.15     SUBMISSION TO JURISDICTION; VENUE; ARBITRATION.

         THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE AND ARBITRATION ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

         9.16     ACKNOWLEDGMENTS.

         The Borrower hereby acknowledges that:

         (a) The Bank has no fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between the Bank on one (1) hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (b) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby or among the Borrower and the Bank.

         9.17     WAIVERS OF JURY TRIAL.

         THE BORROWER AND THE BANK HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         9.18     NONRECOURSE.

         In addition to and not in limitation of Section 12.9 of the Participation Agreement, anything to the contrary contained in this Agreement or in any other Operative Agreement notwithstanding, no Exculpated Person shall be personally liable in any respect for any liability or obligation hereunder or under any other Operative Agreement including without limitation the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in this Agreement, the Notes or any of the other Operative Agreements. The Bank agrees that, in the event it pursues any remedies available under this Agreement, the Notes or any other Operative Agreement, the Bank shall not have any recourse against the Borrower, nor any other Exculpated Person, for any deficiency, loss or claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Trust Estate and the Lessee; but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate in respect of any and all liabilities, obligations and undertakings contained in this Agreement, the Notes or any other Operative Agreement. The Bank further agrees that the Borrower shall not be responsible for the payment of any amounts owing hereunder (excluding principal and interest (other than Overdue Interest) in respect of the Loans) (such non-excluded amounts, "Supplemental Amounts") except to the extent that payments of Supplemental Rent designated by the Lessee for application to such Supplemental Amounts shall have been paid by the Lessee pursuant to the Lease (it being understood that the failure by the Lessee for any reason to pay any Supplemental Rent in respect of such Supplemental Amounts shall nevertheless be deemed to constitute a default by the Borrower for the purposes of Section 6). Notwithstanding the foregoing provisions of this Section 9.18, nothing in this Agreement or any other Operative Agreement shall (a) constitute a waiver, release or discharge of any obligation evidenced or secured by this Agreement or any other Credit Document, (b) limit the right of the Bank to name the Borrower as a party defendant in any action or suit for judicial foreclosure and sale under any Security Document, or (c) affect in any way the validity or enforceability of any guaranty (whether of payment and/or performance) given to the Lessor or the Bank or of any indemnity agreement given by the Borrower, in connection with the Loans made hereunder.

         9.19     USURY SAVINGS PROVISION.

         IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT AND THAT N.C. GEN. STAT. SS.24-9 SHALL APPLY WITH RESPECT TO THIS AGREEMENT. TO THE EXTENT N.C. GEN. STAT. SS.24-9 IS HEREAFTER DEEMED NOT TO APPLY BY A COURT OF COMPETENT JURISDICTION AND ANY PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THE FOLLOWING PROVISIONS OF THIS SECTION 9.19 SHALL APPLY. ANY SUCH PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS AGREEMENT OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF THE BANK SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO THE BORROWER OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE

AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND THE BANK DOES NOT INTEND TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO THE BANK, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS AGREEMENT SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.



                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                 FIRST SECURITY BANK NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the SRI Realty Trust 1998-1


                                 By:  /s/  Authorized Officer
                                     -----------------------------------
                                 Name:     Authorized Officer
                                 Title:


                                 FIRST UNION NATIONAL BANK, as Bank


                                 By:  /s/  Paul Solitario
                                     ---------------------------------
                                 Name:     Paul Solitario
                                 Title:    Vice President

                                   EXHIBIT A


                                PROMISSORY NOTE

                           (SRI Realty Trust 1998-1)

                                                                [ DATE ]


         FOR VALUE RECEIVED, the undersigned, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the SRI Realty Trust 1998-1 (the "Borrower"), hereby unconditionally promises to pay to the order of FIRST UNION NATIONAL BANK (the "Lender"), at the office of First Union National Bank, located at c/o First Union Capital Markets Group, DC6, 301 South College Street, Charlotte, North Carolina 28288-0166 or at such other address as may be specified by the Lender, in lawful money of the United States of America and in immediately available funds, on the Maturity Date the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Credit Agreement (as defined below) and all LOC Reimbursement Amounts. The Borrower agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Sections 2.8 and 2.12 of the Credit Agreement.

         The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof and each conversion of all or a portion thereof to another Type and information regarding each advance pursuant to each Letter of Credit. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

         This Note (a) is one (1) of the Notes referred to in the Credit Agreement dated as of February 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower and the Lender, (b) is subject to the provisions of the Credit Agreement (including without limitation Section 9.18 thereof) and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one (1) or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.


        [The remainder of this page has been left blank intentionally.]

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA.


                                      FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as the Owner Trustee under the SRI Realty Trust 1998-1


                                      By:
                                              ------------------------------
                                      Name:
                                              ------------------------------
                                      Title:
                                              ------------------------------

                                   EXHIBIT B


                           ASSIGNMENT AND ACCEPTANCE


         Reference is made to the Credit Agreement, dated as of February 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the SRI Realty Trust 1998-1 (the "Owner Trustee" or the "Borrower"), and FIRST UNION NATIONAL BANK, as the Lender. Unless otherwise defined herein, terms defined in the Credit Agreement (or pursuant to Section 1 of the Credit Agreement, defined in other agreements) and used herein shall have the meanings given to them in or pursuant to the Credit Agreement.

         FIRST UNION NATIONAL BANK (the "Assignor") and [_______________] (the "Assignee") agree as follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a 100% interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to the credit facility contained in the Credit Agreement as are set forth on Schedule 1 hereto (the " Assigned Facility"), in a principal amount for the Assigned Facility as set forth on Schedule 1.

         2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Operative Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Operative Agreement or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, or any other obligor or the performance or observance by the Borrower, or any other obligor of any of their respective obligations under the Credit Agreement or any other Operative Agreement or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Note held by it evidencing the Assigned Facility and requests that the Borrower exchange such Note for a new Note payable to the Assignee.

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Operative Agreements, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto; and (d) agrees that it will be bound by the provisions of the Credit Agreement and the other Operative Agreements to which Assignee is a party and will perform in accordance herewith all the obligations which by the terms of the Credit Agreement and the other Operative Agreements to which Assignee is a party are required to be performed by it.

         4. The effective date of this Assignment and Acceptance shall be [DATE ] (the "Effective Date").

         5. From and after the Effective Date, the Borrower shall make all payments in respect of the Assigned Interest (including without limitation payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Borrower for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Operative Agreements and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Operative Agreements.

         7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND
CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto


                                      FIRST UNION NATIONAL BANK, as Assignor

                                      By:
                                            ---------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                            ---------------------------------



                                      [Name of Assignee]

                                      By:
                                            ---------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                            ---------------------------------





                                      Consented To:

                                      FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as the Owner Trustee under the SRI Realty Trust 1998-1

                                      By:
                                            --------------------------------
                                      Name:
                                            --------------------------------
                                      Title:
                                            --------------------------------



[consents required only to the extent expressly provided in Section 9.8 of the Credit Agreement]

                                   SCHEDULE 1
                          TO ASSIGNMENT AND ACCEPTANCE
                       RELATING TO THE CREDIT AGREEMENT,
                         DATED AS OF FEBRUARY 1, 1999,
                                     AMONG
                   FIRST SECURITY BANK, NATIONAL ASSOCIATION
                               NOT INDIVIDUALLY,
                        BUT SOLELY AS THE OWNER TRUSTEE,
                                      AND
                      FIRST UNION NATIONAL BANK, AS LENDER




Name of Assignor: First Union National Bank

Name of Assignee:
                  ----------------------------

Effective Date of Assignment:
                             -----------------



     Credit Principal                          Commitment                             Percentage
     Facility Assigned                      Amount Assigned                            Assigned

                                     $                                                   100%
-----------------------------        ------------------------------         ------------------------------



         FIRST UNION NATIONAL BANK, as Assignor

         By:
                 ---------------------------------
         Name:
                 ---------------------------------
         Title:
                 ---------------------------------

         [Name of Assignee], as Assignee

         By:
                ----------------------------------
         Name:
                ----------------------------------
         Title:
                ----------------------------------